Filed Pursuant to Rule 497(a)
File No. 333-255573
Rule 482 AD

OFS Capital Corporation Commences Offering of Notes

Chicago, IL – October 21, 2021 – OFS Capital Corporation (the “Company”) (Nasdaq: OFS) announced today that it has commenced an underwritten offering of unsecured notes (the “Notes”), subject to market and other conditions. The Company has submitted an application for the Notes to be listed and trade on The Nasdaq Global Select Market under the trading symbol “OFSSH”. If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date. The interest rate and other terms of the Notes will be determined at the time of pricing of the offering.

The Company intends to use the net proceeds from this offering to fully or partially pay down, retire, or redeem certain of its outstanding indebtedness, which may include the Company's 6.25% Notes due 2023, 5.95% Notes due 2026 and/or borrowings under its secured revolving credit facility with BNP Paribas (the "BNP Facility"). As of October 19, 2021, the Company had approximately $25.0 million aggregate principal amount outstanding, plus accrued interest, of 6.25% Notes due 2023, which mature on September 30, 2023, and bear interest at a rate of 6.25% per annum. The Company's 6.25% Notes due 2023 will be redeemed on November 1, 2021. As of October 19, 2021, the Company had approximately $54.3 million aggregate principal amount outstanding, plus accrued interest, of 5.95% Notes due 2026, which mature on October 31, 2026, and bear interest at a rate of 5.95% per annum. As of October 19, 2021, the Company had $78.1 million of indebtedness outstanding under the BNP Facility, which bore interest at rates from 1.84% to 2.60% as of such date. The BNP Facility matures on June 20, 2024.

Ladenburg Thalmann & Co. Inc. and Goldman Sachs & Co. LLC are acting as joint lead book-running managers of this offering. B. Riley Securities, Inc. and Oppenheimer & Co. Inc. are acting as joint book-running managers of this offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated October 21, 2021, and accompanying prospectus, dated June 24, 2021, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Ladenburg Thalmann & Co. Inc., 640 5th Ave., 4th Floor, New York, New York 10019, or: 1-800-573-2541, or: prospectus@ladenburg.com.

About OFS Capital Corporation

OFS Capital Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company. OFS Capital's investment objective is to provide stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. OFS Capital invests primarily in privately held middle-market companies in the United States, including lower-middle-market companies, targeting investments of $3 million to $20 million in companies with annual EBITDA between $5 million and $50 million. OFS Capital offers flexible solutions through a variety of asset classes including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. OFS Capital's investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 19401, as amended, and headquartered in Chicago, Illinois, with additional offices in New York and Los Angeles.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

1 Registration does not imply a certain level of skill or training.

SOURCE: OFS Capital Corporation

OFS Capital Corporation
INVESTOR RELATIONS:
Steve Altebrando,
646-652-8473
saltebrando@ofsmanagement.com